February 26, 2010

Summary

Prospectus

Legg Mason

Capital Management

American Leading

Companies Trust

Class: Ticker Symbol

A: LGAAX
C: LMALX
R
R1
FI: LGALX
I: LGAMX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder report, online at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund). You can also get this information at no cost by calling Fund Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus dated February 26, 2010, the fund’s statement of additional information, dated February 26, 2010 and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2009, are incorporated by reference into this Summary Prospectus.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

Long-term capital appreciation and current income consistent with prudent investment risk.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in the fund’s Prospectus on page 17 under the heading “How to Invest” and in the fund’s statement of additional information (“SAI”) on page 31 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class C	Class R	Class R1	Class FI	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	1.00	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)[1] (%)
	Class A	Class C	Class R	Class R1	Class FI	Class I
Management fees	0.70	0.70	0.70	0.70	0.70	0.70
Distribution and/or service (12b-1) fees	0.25	1.00	0.50[2]	1.00	0.25[2]	None
Other expenses[3]	0.21	0.22	0.32	0.32	0.32	0.21
Total annual fund operating expenses	1.16	1.92	1.52	2.02	1.27	0.91
Fees foregone and/or expenses reimbursed	N/A	N/A	(0.07)	(0.07)	(0.07)	N/A
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses [4]	1.16	1.92	1.45	1.95	1.20	0.91

[1]	The expense information in the table has been restated to reflect current fees.
[2]

The 12b-1 fee shown in the table reflects the amount at which the Board of Directors (the “Board”) has currently limited payments under the fund’s Class R and FI Distribution Plans. Pursuant to the Distribution Plans, the Board may authorize payment of up to 0.75% and 0.40% of the fund’s Class R and FI shares’ average net assets, respectively, without shareholder approval.

[3]	“Other expenses” for Class R, R1 and FI are based on estimated amounts for the current fiscal year. Actual expenses may differ from estimates.
[4]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total annual operating expenses are not expected to exceed 1.45%, 1.95% and 1.20% for Class R, R1 and FI shares, respectively. This arrangement cannot be terminated prior to December 31, 2011 without the Board’s consent. The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limit described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated
•	Your investment has a 5% return each year and the fund’s operating expenses remain the same
•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	686	922	1,177	1.904
Class C (with redemption at end of period)	295	603	1,037	2,244
Class C (without redemption at end of period)	195	603	1,037	2,244
Class R (with or without redemption at end of period)	148	474	822	1,807
Class R1 (with or without redemption at end of period)	198	627	1,082	2,343
Class FI (with or without redemption at end of period)	122	395	689	1.526
Class I (with or without redemption at end of period)	93	291	505	1,120

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended March 31, 2009, the fund’s portfolio turnover rate was 33.4% of the average value of its portfolio. During the most recent fiscal period ended October 31, 2009, the fund’s portfolio turnover rate was 9.0% of the average value of its portfolio.

Principal investment strategies

The fund invests primarily in securities that, in the adviser’s opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by investing at least 80% of its net assets in common stocks of Leading Companies that are tied economically to the United States. At least 75% of the dollar amount of stocks held by the fund will have a recent history of paying dividends. The adviser defines a “Leading Company” as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within one or more of its principal industries and possesses the potential to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the Standard & Poor’s 500 Index (“S&P 500 Index”). The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser’s assessment of their intrinsic value.

Under normal circumstances, the adviser expects that the fund will own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 20% of its net assets in foreign securities which is any security not economically tied to the United States.

During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 20% of its net assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest, excluding investments in convertible securities, will be rated at least A by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service,

Inc. (“Moody’s”), or deemed by the adviser to be of comparable quality to a security with these ratings. The convertible securities in which the fund may invest will be rated at least BB by S&P or Ba by Moody’s, or deemed by the adviser to be of comparable quality to a security with these ratings. Debt securities rated below BBB/Baa are commonly known as “junk bonds.”

The fund may take temporary defensive and cash management positions; in such a case, the fund may not be pursuing its principal investment strategies and may not achieve its investment objective.

Certain risks

There is no assurance that the fund will meet its investment objective.

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. As with all mutual funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The market prices of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Market prices of securities also may go down due to events or conditions that affect particular sectors or issuers. When market prices fall, the value of your investment will go down. In addition, the market prices of fixed income securities held by the fund may go down when interest rates rise. A rise in rates tends to have a greater impact on the price of longer term or duration fixed income securities. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. Because these events are unprecedented, it is difficult to predict their magnitude or duration. The fund may experience a substantial or complete loss on any individual security.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued or decline in price. Value stocks may underperform the overall equity market for a long period of time, for example, while the market concentrates on growth stocks. Although the fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

Portfolio selection risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector, country or region, or about market movements is incorrect. In addition, the investment models used by the adviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment.

Company risk. The fund may invest in securities that involve certain special circumstances that may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Small and mid-sized company risk. The fund may invest in small- or mid-sized companies. Such companies may be more at risk than larger companies because, among other things, they may have limited product lines, operating history, markets or financial resources, or because they may depend on limited management groups. Securities of smaller companies may be more volatile, especially in the short term, and may have limited liquidity.

Foreign securities risk. The fund may invest in foreign securities. Foreign securities are subject to a number of additional risks, including nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, political or financial instability and other adverse economic or political developments. Lack of information and less market regulation also may affect the value of these securities. Risks are greater for investments in emerging markets.

Credit risk. The market prices of fixed income securities held by the fund may go down if an issuer or guarantor of a security or a counterparty to a financial contract with the fund defaults or is downgraded, or if the value of the assets underlying a security declines. Junk bonds have a higher risk of issuer default, tend to be less liquid and may be more difficult to value. Subordinated securities will be disproportionately affected by a default or downgrade.

Call risk. Many fixed income securities provide that the issuer may repay them early. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline.

Convertible securities risk. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it could be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management of defensive investing purposes, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer shares or lower redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Funds of funds investment risk. The fund may be an investment option for other Legg Mason-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

These risks are discussed in more detail in the fund’s Prospectus or in the SAI.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class C shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark.

No performance information is presented for Class A, Class R, Class R1 and Class FI shares because Class A, Class R,

Class R1 and Class FI shares were outstanding for less than a full calendar year as of December 31, 2009. The returns for Class A, Class R, Class R1 and Class FI shares would differ from those of other classes’ shares to the extent those classes bear different expenses. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (ended 06/30/2009): 23.85 Worst quarter (ended 12/31/2008): (27.23)

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years	Since inception	Inception date
Class C
Return before taxes	29.78	(5.19)	(1.15)
Return after taxes on distributions	29.78	(5.61)	(1.38)
Return after taxes on distributions and sale of fund shares	19.36	(4.25)	(0.93)
Other Classes (Return before taxes only)
Class I	31.98	(4.25)	N/A	(0.37)	6/14/01
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46	0.42	(0.95)

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

Management

Investment manager: Legg Mason Capital Management, Inc.

Portfolio manager: David E. Nelson, CFA, has been the portfolio manager of the fund since March 9, 1998.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class R	Class R1	Class FI	Class I
General	1,000/50	1,000/50	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	N/A	N/A	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	N/A	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

© 2010 Legg Mason Investor Services, LLC, member FINRA, SIPC. Legg Mason Investor Services, LLC and Legg Mason Capital Management, Inc. are subsidiaries of Legg Mason, Inc. LMFX011840SP 03/2010